Exhibit 23

                          Independent Auditors' Consent

We consent to the use in the Registration Statement of Recom Managed Systems, Inc. (a development stage enterprise) on Form SB-2 (Pre-Effective Amendment No.
2) to be filed with the Securities and Exchange Commission on or about May 11, 2004 of our report dated December 30, 2003, appearing in the Prospectus which is part of the Registration Statement.

We also consent to the reference to us under the headings "Experts" in such Prospectus.


                                        /s/  Stonefield Josephson, Inc.
                                        ----------------------------------------
                                        Certified Public Accountants

Santa Monica, California
May 10, 2004